UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 9, 2009

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HSBC CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of issuing entity as specified in its charter)

Commission File Number: 333-134419-01

HSBC RECEIVABLES FUNDING INC. I

(Exact name of depositor as specified in its charter)

Commission File Number: 333-134419

DELAWARE	88-0471289
(State or other jurisdiction of Incorporation of Depositor)	(IRS Employer Identification No.)
1111 Town Center Drive Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (zip Code)

(702) 243-1341

(Depositor’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On January 9, 2009, pursuant to that certain Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of January 9, 2009, among HSBC Receivables Acquisition Company I (“HRAC I”), HSBC Receivables Acquisition Corporation (USA) IV (“HRAC IV”) and HSBC Finance Corporation (“HSBC Finance”), HRAC I transferred and assigned to HRAC IV, an affiliate, all of its interest in and all of its obligations under: (i) the Amended and Restated Affinity Receivables Purchase Agreement dated as of December 9, 2008, between the originator and HRAC I (as amended, the “Bank Receivables Purchase Agreement”) and (ii) the Transferor Receivables Purchase Agreement. In addition, effective on January 9, 2009, HSBC Finance sold its ownership interest in the depositor to HSBC Investment Corporation (Delaware), an affiliate of HSBC Finance.

HSBC Receivables Acquisition Corporation (USA) IV, a Delaware corporation, was incorporated on December 6, 2004 under the name of HSBC Private Label Acquisition Corporation (USA) and, effective as of January 9, 2009 is the receivables seller for each of the Series 2006-1, 2007-1 and 2007-2 transactions issued by the issuing entity. The receivables seller is a subsidiary of HSBC Bank USA, National Association. The address of the receivables seller is 26525 North Riverwoods Boulevard, Mettawa, Illinois 60045. Its telephone number is (224) 544-7636. In the future, there may be other sellers of receivables to the depositor.

HSBC Receivables Acquisition Corporation (USA) IV purchases certain receivables from the originator, and may purchase from other account originators or other receivables sellers, receivables arising in credit card accounts and other assets. It may then, subject to certain conditions, sell those receivables to the depositor, which will, in turn, sell those receivables to the issuing entity.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Exhibit

10.1

Second Amended and Restated Receivables Purchase Agreement, dated as of June 30, 2006 between HRAC I and HRFI I (incorporated by reference to Exhibit 10.3 to the Amendment No. 1 to the Form S-3 of the issuing entity dated July 12, 2006, and filed with the Securities and Exchange Commission on July 12, 2006 (No. 333-134419)).

99.1	Amended and Restated Affinity Receivables Purchase Agreement, dated as of December 9, 2008 between HSBC Bank Nevada, National Association and HSBC Receivables Acquisition Company I.
99.2

Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of January 9, 2009, among HSBC Receivables Acquisition Company I, HSBC Receivables Acquisition Corporation (USA) IV and HSBC Finance Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC RECEIVABLES FUNDING INC. I

as Depositor

(Registrant)

By: /s/ Cheryl F. Steffens

Name: Cheryl F. Steffens

Title: Vice President and Assistant Treasurer

Dated: January 9, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1

Second Amended and Restated Receivables Purchase Agreement, dated as of June 30, 2006 between HRAC I and HRFI I (incorporated by reference to Exhibit 10.3 to the Amendment No. 1 to the Form S-3 of the issuing entity dated July 12, 2006, and filed with the Securities and Exchange Commission on July 12, 2006 (No. 333-134419)).

99.1	Amended and Restated Affinity Receivables Purchase Agreement, dated as of December 9, 2008 between HSBC Bank Nevada, National Association and HSBC Receivables Acquisition Company I.
99.2

Receivables Sale and Purchase, Assignment and Assumption Agreement, dated as of January 9, 2009, among HSBC Receivables Acquisition Company I, HSBC Receivables Acquisition Corporation (USA) IV and HSBC Finance Corporation.